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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 7, 2003
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                                ZALE CORPORATION
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             (Exact name of registrant as specified in its charter)


   Delaware                       001-04129                75-0675400
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(State or other                 (Commission               (IRS Employer
jurisdiction of                 File Number)            Identification No.)
incorporation)


901 West Walnut Hill Lane, Irving, Texas                   75038-1003
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(Address of principle executive offices)                   (Zip code)


Registrant's telephone number, including area code:        (972) 580-4000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)      Financial Statements of Businesses Acquired

                 None.

        (b)      Pro Forma Financial Information

                 None.

        (c)      Exhibits

                 99.1   Press Release of Zale Corporation issued August 7, 2003.

Item 12. Results of Operations and Financial Condition

         On August 7, 2003, Zale Corporation issued a press release reporting its sales results for the fourth quarter ended July 31, 2003. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

         The information set forth under this Item 12 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                  EXHIBIT INDEX


99.1              Press Release of Zale Corporation issued August 7, 2003.







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




               ZALE  CORPORATION
               -----------------
               Registrant


Date:    August 7, 2003                         By: /s/ Mark R. Lenz
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                                                Mark R. Lenz
                                                Group Senior Vice President,
                                                Chief Financial Officer
                                                (principle financial officer
                                                of the registrant)





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